American Skiing Company Reports Fiscal 2003 Third Quarter Results

       Company Reports Improved Year-to-Date Resort Financial Performance


PARK CITY, UTAH - June 11, 2003 -- American Skiing Company (OTC: AESK) today announced results for its third fiscal quarter and 39 weeks ended April 27, 2003. The Company reported that third quarter resort financial performance benefited from an extended season in the East, and improved results at The Canyons Resort in Park City, Utah, which helped offset the impact of a weak economy, weather challenges and travel concerns created by the war in Iraq.

"Our resort operations posted solid third quarter results despite facing the combined threat of the war in Iraq, ongoing concerns about the economy and challenging weather conditions," said CEO B.J. Fair. "Excellent snow depths at our Eastern resorts resulted in a longer season, which allowed us to regain some ground lost to extremely cold mid-season weather. In the west, The Canyons shrugged off a poor snow year and posted record skier visits for the season continuing on its growth trajectory. Overall, our resort financial performance continues to benefit from aggressive cost control efforts and more effective marketing which are driving visitation in a difficult operating environment."

Fiscal 2003 Third Quarter Results

On a GAAP basis, net income available to common shareholders for the third quarter of fiscal 2003 was $13.0 million, or $0.18 per diluted share, compared with net income of $26.2 million, or $0.39 per diluted share for the third fiscal quarter of 2002. Excluding other items1 from both periods and results from Heavenly resort which was sold in May 2002, net income available to common shareholders for the third quarter of fiscal 2003 was $15.6 million, compared to net income of $16.3 million in fiscal 2002.

Total consolidated revenue was $127.7 million for the third quarter of fiscal 2003, compared with $131.6 million for the previous year's third quarter. Resort revenue was $122.1 million for the quarter, compared with $124.0 million for the third quarter of fiscal 2002. The moderate decline in resort revenues reflects the impact of the war in Iraq and economic weakness on destination visits which was partially offset by modest improvements at The Canyons and an extended season in the East. Real estate revenue from ongoing fractional ownership sales was $5.6 million, versus $7.6 million for the same period in fiscal 2002. As previously reported, the decrease in real estate revenue at Steamboat and The Canyons resulted from the impact of continuing disruptions related to the Company's real estate restructuring effort, weakening economic conditions and the difficulty some potential buyers experienced in obtaining end-loan financing for fractional real estate purchases. As of June 1, 2003, the Steamboat Grand and Canyons Grand Summit Hotels were 54% and 77% sold out, respectively.

The Company's consolidated income from continuing operations was $22.5 million in the third fiscal quarter of 2003, compared with $24.6 million in the same period in fiscal 2002. Excluding other items(1), consolidated income from

(1) During the first nine months of fiscal 2003 and fiscal 2002, the Company recorded a number of charges that impacted net income and income from continuing operations. These charges include: the cumulative effect of an accounting change, the write-off of deferred financing costs, restructuring charges, and asset impairment charges. For the purpose of this press release, the Company refers to these items as "other items" in its discussion of net income and income from continuing operations. For a more detailed discussion of these charges and the events that gave rise to them, please refer to the Company's Form 10-K and Form 10-Q, dated March 7, 2003 and June 11, 2003, respectively, on file with the Securities and Exchange Commission.

continuing operations was $25.1 million in the third quarter of fiscal 2003. Other items did not impact income from continuing operations in the third quarter of fiscal 2002. Resort income from continuing operations was $27.3 million, or $30.1 million excluding other items, versus $29.7 million for the previous year's third quarter. The real estate loss from continuing operations was $4.8 million, or $4.9 million excluding other items, compared with a loss of $5.0 million in the third quarter of fiscal 2002.

Fiscal 2003 Nine Month Results

On a GAAP basis, the net loss available to common shareholders for the nine months ended April 27, 2003 was $42.8 million, or $1.35 per basic and diluted share, compared with a loss of $83.1 million, or $2.62 per basic and diluted share, for the corresponding period of fiscal 2002. Excluding other items from both periods and results from Heavenly, the net loss available to common shareholders for the first nine months of fiscal 2003 was $40.2 million versus a net loss of $46.2 million for the comparable period in fiscal 2002.

Total consolidated revenue was $248.7 million for the first nine months of fiscal 2003, compared with $251.8 million for the first nine months of fiscal 2002. Resort revenue was $238.0 million for the first nine months of fiscal 2003, compared with $229.4 million for the comparable period in fiscal 2002, primarily reflecting better early season conditions and a longer season in the East coupled with continued growth at The Canyons. Real estate revenue was $10.7 million for the first nine months of fiscal 2003 versus $22.5 million for the same period last year reflecting the factors discussed earlier. Real estate revenue in fiscal 2002 included $4.3 million from the auction of remaining quartershare units at Attitash Bear Peak resort in New Hampshire.

The Company's consolidated loss from continuing operations for the first nine months of fiscal 2003, was $15.1 million versus $49.8 million in the comparable period in fiscal 2002. Excluding other items from both periods, and results from Sugarbush in fiscal 2002, the consolidated loss from continuing operations was $12.5 for the first nine months of fiscal 2003 compared to $21.0 million in fiscal 2002. Resort income from continuing operations was $1.2 million for the first nine months of fiscal 2003 compared to a loss of $33.7 million for the comparable period last year. Excluding other items from both periods, and results from Sugarbush in fiscal 2002, resort income from operations was $3.9 million during the first nine months of fiscal 2003 versus a loss of $5.1 million for the comparable period in fiscal 2002, primarily reflecting the factors discussed earlier. The real estate loss from continuing operations was $16.3 million for the first nine months of fiscal 2003 compared to a loss of $16.2 million for the comparable period in fiscal 2002. Excluding other items from both periods, the real estate loss from continuing operations was $16.4 million for the first nine months of fiscal 2003 versus a loss of $15.9 million for the comparable period in fiscal 2002.

Use of Non-GAAP Financial Information

The Company uses both GAAP and non-GAAP metrics to measure its financial results. Management believes that non-GAAP financial measures which exclude other items provide useful information to investors regarding the Company's ongoing financial condition and results of operations. In addition, management believes these non-GAAP metrics are useful to investors because they remove unusual items that occur in the affected periods and provide a basis for measuring the Company's financial condition against other quarters. Since the Company has historically reported non-GAAP results to the investment community, management also believes the inclusion of non-GAAP measures provides consistency in its financial reporting. However, non-GAAP financial measures should not be considered in isolation from, or as a substitute for, financial information prepared in accordance with GAAP. In addition to the information contained in this press release, investors should also review information contained in the Company's Form 10-K and Form 10-Q, dated March 7, 2003 and June 11, 2003, respectively, on file with the Securities and Exchange Commission when assessing the Company's financial condition and results of operations. The Company has provided a reconciliation from GAAP financial measures to non-GAAP financial measures in the tables following this discussion.

About American Skiing Company

Headquartered in Park City, Utah, American Skiing Company is one of the largest operators of alpine ski, snowboard and golf resorts in the United States. Its resorts include Killington and Mount Snow in Vermont; Sunday River and Sugarloaf/USA in Maine; Attitash Bear Peak in New Hampshire; Steamboat in Colorado; and The Canyons in Utah. More information is available on the Company's Web site, www.peaks.com.

This press release contains both historical and forward-looking statements. All statements other than statements of historical facts are, or may be deemed to be, forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the "Securities Act") and Section 21E of the forward-looking statements are not based on historical facts, but rather reflect American Skiing Company's current expectations concerning future results and events. Similarly, statements that describe the Company's objectives, plans or goals are or may be forward-looking statements. Such forward-looking statements involve a number of risks and uncertainties. American Skiing Company has tried wherever possible to identify such statements by using words such as "anticipate," "assume," "believe," "expect," "intend," "plan," and words and terms similar in substance in connection with any discussion of operating or financial performance. In addition to factors discussed above, other factors that could cause actual results, performances or achievements to differ materially from those projected include, but are not limited to, the following: the Company's substantial leverage; restrictions on the Company's ability to access sources of capital; the Company's failure to meet its financial covenants; changes in regional and national business and economic conditions affecting both American Skiing Company's resort operating and real estate segments; competition and pricing pressures; negative impact on the demand for the Company's products resulting from terrorism and the availability of air travel (including the effects of airline bankruptcies); the payment default under the Company's real estate credit facilities and its effect on the results and operations of the Company's real estate segment; the possibility of war and its effect on the ski, resort, leisure and travel industries; adverse weather conditions regionally and nationally; and other risk factors listed from time-to-time in American Skiing Company's documents filed with the Securities and Exchange Commission. This list is not exhaustive. The Company operates in a changing business environment and new risks arise from time to time. The forward-looking statements included in this press release are made only as of the date of this press release and under section 27A of the Securities Act and section 21E of the Exchange Act, American Skiing Company does not have or undertake any obligation to publicly update any forward-looking statements to reflect subsequent events or circumstances.

                                           American Skiing Company and Subsidiaries
                                          Condensed Consolidated Financial Statements
                                       (in thousands of dollars except per share amounts)

                                                                  Unaudited                                Unaudited
                                                           Three Months Ended (1)                    Nine Months Ended (1)

Net revenues:                                      April 27, 2003       April 28, 2002      April 27, 2003       April 28, 2002
                                                  ---------------      ---------------     ---------------       --------------
    Resort                                        $   122,129          $   124,049         $    238,001          $   229,357
    Real estate                                         5,614                7,592               10,653               22,463
                                                  ----------------------------------------------------------------------------------
        Total net revenues                            127,743              131,641              248,654              251,820
                                                  ----------------------------------------------------------------------------------
Operating expenses:
    Resort                                             60,903               62,530              149,197              146,740
    Real estate                                         4,941                8,340               10,415               24,402
    Marketing, general and administrative              13,600               13,520               40,185               38,479
    Restructuring and asset impairment charges (2)       (160)                   -                 (160)              27,879
    Write-off of deferred financing costs (2)           2,761                    -                2,761                    -
    Depreciation and amortization                      12,066               11,518                27,615              26,204
                                                  ----------------------------------------------------------------------------------
        Total operating expenses                       94,111               95,908               230,013             263,704
                                                  ----------------------------------------------------------------------------------
Income (loss) from operations                          33,632               35,733                18,641             (11,884)
Interest expense, net                                  11,094               11,101                33,726              37,918
                                                  ----------------------------------------------------------------------------------
Income (loss) from continuing operations               22,538               24,632               (15,085)            (49,802)
Discontinued operations (3)
    Income from operations of Heavenly resort               -                9,853                     -               9,649
                                                  ----------------------------------------------------------------------------------
Income (loss) before cumulative effect of a change     22,538               34,485               (15,085)            (40,153)
    in accounting principle
Cumulative effect of a change in accounting principle       -                    -                     -             (18,658)
                                                  ----------------------------------------------------------------------------------
Net income (loss)                                      22,538               34,485               (15,085)            (58,811)
Accretion of discount and dividends on
    mandatorily redeemable preferred stock             (9,567)              (8,305)              (27,741)            (24,257)
                                                  ----------------------------------------------------------------------------------
Net income (loss) available to common shareholders$    12,971          $    26,180         $     (42,826)       $    (83,068)
                                                  ==================================================================================
Basic earnings (loss) per common share:
Income (loss) from continuing operations before cumulative effect
    of a change in accounting principle           $      0.41          $    .51            $      (1.35)         $    (2.34)
Income (loss) from discontinued operations                  -              0.31                       -                0.31
Cumulative effect of a change in accounting principle       -                 -                       -               (0.59)
                                                  ----------------------------------------------------------------------------------
Net income (loss) available to common shareholders$      0.41          $    .82            $      (1.35)         $    (2.62)
                                                  ==================================================================================
Weighted average shares outstanding                    31,724               31,718                31,724              31,597
                                                  ==================================================================================
Diluted earnings (loss) per common share:
Income (loss) from continuing operations before cumulative effect
    of a change in accounting principle           $      0.18          $   0.24            $      (1.35)         $    (2.34)
Income (loss) from discontinued operations                  -              0.15                       -                0.31
Cumulative effect of a change in accounting principle       -                 -                       -               (0.59)
                                                  ----------------------------------------------------------------------------------
Net income (loss) available to common shareholders$      0.18          $   0.39            $      (1.35)         $    (2.62)
                                                  ==================================================================================
Weighted average shares outstanding                    73,213               65,347               31,724              31,597
                                                  ==================================================================================


(1) The sale of Sugarbush was completed on September 28, 2001, results of operations are included through that date.
(2) For more information, including a detailed discussion of significant write-offs and charges, please refer to the Company's Form 10-Q, dated June 11, 2003, on file with the Securities and Exchange Commission.
(3)  Heavenly resort was sold on May 9, 2002.


                                                   American Skiing Company and Subsidiaries
                                             Unaudited Consolidated Financial Statement Information
                                                           (in thousands of dollars)

                                                                 Unaudited                              Unaudited
                                                            Three Months Ended (1)                  Nine Months Ended (1)

                                                     April 27, 2003      April 28, 2002     April 27, 2003      April 28, 2002
                                                    ---------------     ---------------    ---------------      --------------
Net income (loss) available to common shareholders  $   12,971          $   26,180         $   (42,826)         $  (83,068)
Restructuring and asset impairment charges (2)            (160)                  -                (160)             27,879
Write-off of deferred financing costs (2)                2,761                   -               2,761                   -
Income from discontinued operations of Heavenly
        resort (3)                                           -              (9,853)                  -              (9,649)
Cumulative effect of a change in accounting principle        -                   -                   -              18,658
                                                    ------------------------------------------------------------------------------
Net income (loss) excluding other items             $   15,572              16,327             (40,225)            (46,180)
                                                    ==============================================================================

                                                                  Unaudited                              Unaudited
                                                            Three Months Ended (1)                  Nine Months Ended (1)

                                                     April 27, 2003      April 28, 2002     April 27, 2003      April 28, 2002
                                                    ---------------     ---------------    ---------------      --------------
Consolidated income (loss) from continuing
        operations                                  $   22,538          $   24,632         $   (15,085)         $  (49,802)
Restructuring and asset impairment charges (2)            (160)                  -                (160)             27,879
Write-off of deferred financing costs (2)                2,761                   -               2,761                   -
Sugarbush loss from continuing operations                    -                   -                   -                 955
Consolidated income (loss) from continuing          ------------------------------------------------------------------------------
        operations excluding other items            $   25,139              24,632             (12,484)            (20,968)
                                                    ==============================================================================


Income (loss) from continuing resort operations     $   27,319          $   29,652         $     1,179          $  (33,650)
Restructuring and asset impairment charges (2)               -                   -                   -              27,639
Write-off of deferred financing costs (2)                2,761                   -               2,761                   -
Sugarbush loss from continuing operations                    -                   -                   -                 955
Income (loss) from continuing resort operations     ------------------------------------------------------------------------------
    excluding other items                           $   30,080          $   29,652         $     3,940          $   (5,056)
                                                    ==============================================================================

Loss from real estate operations                    $   (4,781)         $   (5,020)        $   (16,264)         $  (16,152)
Restructuring and asset impairment charges (2)            (160)                  -                (160)                240
                                                    ------------------------------------------------------------------------------
Loss from real estate operations excluding other
        items                                       $   (4,941)             (5,020)            (16,424)            (15,912)
                                                    ==============================================================================

(1) The sale of Sugarbush was completed on September 28, 2001, results of operations are included through that date.
(2) For more information, including a detailed discussion of significant write-offs and charges, please refer to the Company's Form 10-Q, dated June 11, 2003, on file with the Securities and Exchange Commission.
(3)  Heavenly resort was sold on May 9, 2002.

                   American Skiing Company and Subsidiaries
                 Unaudited Balance Sheet Data - April 27, 2003
                            (in thousands of dollars)
Real estate developed for sale          $    48,143
Total assets                                487,908
Total resort debt                           207,840
Total real estate debt                      105,393
                                --------------------
         Total debt                         313,233
Less: cash and cash equivalents              11,504
                                --------------------
         Net debt                           301,729

                         American Skiing Company and Subsidiaries
                           Unaudited Supplemental Revenue Data
                                (in thousands of dollars)

                                        For the three months ended
                                -------------------------------------------
                                April 27, 2003         April 28, 2002  % Change
Resort revenues (1)(2)
----------------------
Lift tickets                    $     60,917           $      61,134         0%
Food and beverage                     16,849                  16,979        -1%
Retail sales                          12,752                  13,039        -2%
Skier development                     12,064                  12,239        -1%
Golf, summer activities                   73                      87       -16%
Lodging and property                  14,289                  14,809        -4%
Miscellaneous revenue                  5,185                   5,762       -10%
                                -------------------------------------------
Total resort revenues          $     122,129           $     124,049        -2%
                                ===========================================


                                                    American Skiing Company and Subsidiaries
                                                       Unaudited Supplemental Revenue Data
                                                            (in thousands of dollars)
                                                                                                  Excluding Sugarbush
                                     For the nine months ended (1)(2)                        For the nine months ended (2)
                                -------------------------------------------             -----------------------------------------
                               April 27, 2003         April 28, 2002  % Change        April 27, 2003        April 28, 2002  % Change
Resort revenues
---------------
Lift tickets                   $    110,967            $     104,295       6%           $   110,967          $   104,295        6%
Food and beverage                    33,770                   32,220       5%                33,770               32,112        5%
Retail sales                         25,384                   24,714       3%                25,384               24,712        3%
Skier development                    21,015                   19,847       6%                21,015               19,847        6%
Golf, summer activities               3,696                    3,904      -5%                 3,696                3,610        2%
Lodging and property                 31,636                   31,473       1%                31,636               31,194        1%
Miscellaneous revenue                11,533                   12,904     -11%                11,533               12,890      -11%
                                -------------------------------------------             -----------------------------------------
Total resort revenues          $    238,001            $     229,357       4%           $   238,001          $   228,660        4%
                                ===========================================             =========================================

                                             Total Skier Visits
                                -------------------------------------------
Unaudited Skier Visits             Fiscal 2003            Fiscal 2002  % Change
----------------------
Attitash                           196,023                190,123          3%
The Canyons                        333,738                287,843         16%
Killington                       1,044,640                952,997         10%
Mount Snow                         546,304                471,628         16%
Sugarloaf                          354,634                331,279          7%
Sunday River                       500,790                521,080         -4%
Steamboat                        1,001,020              1,001,003          0%
                                -------------------------------------------
Total Skier Visits               3,977,149              3,755,953          6%
                                ===========================================


(1) The sale of Sugarbush was completed on September 28, 2001, results of operations are included through that date.
(2)  Excludes operating results from Heavenly which was sold on May 9, 2002.